SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[  ] Definitive Proxy Statement

[   ] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

MICRO IMAGING TECHNOLOGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[     ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

Micro Imaging Technology, Inc.
970 Calle Amanecer, Suite F
San Clemente, California 92673

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 17, 2011

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Micro Imaging Technology, Inc., a California corporation (the "Company"), will be held on October 17, 2011 at 10:00 a.m. local time at 970 Calle Amanecer, Suite F, San Clemente, CA 92673 (the "Annual Meeting") for the purpose of considering and voting upon the following matters:

1.                   To elect Two (2) Directors to the Company's Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board of Directors intends to nominate the following individuals for election to the Board: Michael W. Brennan and Victor A. Hollander.

2.                   To approve an amendment to the Company’s Articles of Incorporation increasing the total number of authorized shares from 500,000,000 to 2,500,000,000; and

3.                   To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Annual Meeting.

     The Board of Directors has fixed the close of business on September 1, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record at the close of business on September 1, 2011 shall be entitled to vote at the Annual Meeting or at any adjournments thereof.

     A copy of this Proxy Statement and the Company's Annual Report to Shareholders (Form 10-K) for the year ended October 31, 2010 which contains consolidated financial statements and other information of interest to shareholders, can be viewed at www.micro-imaging.com.  If you prefer to receive a paper copy of these documents, please contact the Company at (949) 388-4546 and a copy will be sent to you.

     All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                                                                      By Order of the Board of Directors

                                                                              /s/ Michael Brennan

                                                                              Michael Brennan

                                                                              President

San Clemente, California

September  __, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

Micro Imaging Technology, Inc.
970 Calle Amanecer, Suite F
San Clemente, California 92673

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 17, 2011

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of MICRO IMAGING TECHNOLOGY, INC. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held on October 17, 2011, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.

The Annual Meeting will be held at 970 Calle Amanecer, Suite F, at 10:00 a.m., local time. The Company's telephone number is (949) 388-4546.

The Notice of Meeting, this Proxy Statement, the enclosed Proxy and the Company's Annual Report on Form 10-K (without exhibits) for the year ended October 31, 2010 are first being sent or given to shareholders entitled to vote at the Annual Meeting on or about October 17, 2011. The Company will, upon written request of any shareholder, furnish a copy of the Exhibits to its Annual Report on Form 10-K for the year ended October 31, 2010, as filed with the Securities and Exchange Commission.  Please contact the Company at 970 Calle Amanecer, Suite F, San Clemente, California 92673, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on September 1, 2011 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 448,327,959 shares of the Company's Common Stock, $0.01 par value (the "Common Stock") were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Annual Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted: (i) FOR the election of Directors as listed in this proxy statement; and (ii) FOR approval of the proposed amended to the Company’s Articles of Incorporation increasing its total number of authorized shares to 2,000,000,000. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Annual Meeting.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Annual Meeting, the presence, in person or by proxy, of shareholders owning a majority of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Annual Meeting is required to approve any proposal submitted at the Annual Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of Directors or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

	Common Stock (1)(2)	% of Class	Convertible Preferred Stock(3)	% of Class	% of Voting Power (4)
Michael W. Brennan 970 Calle Amanecer, Suite F San Clemente, CA 92673	24,648,600	12.0%	—	—	11.9%
Ralph W. Emerson	413,333	*	—	—	*
Anthony M. Frank 320 Meadowood Court Pleasant Hill, CA 94523	58,035,586	28.3%	—	—	28.0%
Victor A. Hollander 9601 Wilshire Blvd., Suite M-200 Beverly Hills, CA 90210	20,636,436	10.1%	—	—	10.0%
Estate of Harry M. O’Hare, Sr. (5) 1000 El Centro S. Pasadena, CA 91030	86,483	*	931,629	35.8%	*
All officers and directors as a group (3 persons)	45,698,369	22.3%	—	—	22.0%

*	Less than 1%

**	Includes address of five percent or more shareholders of any class.

(1)

Includes 83,983 shares of common stock issued upon conversion of Class B common stock held by founder, Harry M. O’Hare, who passed away in November 2006.  Pursuant to the restrictions imposed on the Class B common stock by the California Corporation Commission prior to the Company’s initial public offering in 1987, upon the death of Mr. O’Hare, the Class B common stock automatically converts into share of common stock on a share-for-share basis.

(2)

Includes currently exercisable warrants or options to purchase an aggregate of 1,900,000 shares of the Company’s common stock held by the officers and directors referred to in the above table. See also Item 11 - “Executive Compensation – Equity Compensation Plans.”

(4)

The Convertible Preferred Stock was convertible into common stock only if specified earnings or market prices of the common stock were achieved prior to October 31, 1990. The specified earnings and market prices were not achieved and as of January 31, 1991, we were required to redeem these shares at $0.01 per share as of the fiscal year ended October 31, 1999.  See Part II - Item 5 - “Market for Registrant’s Common Equity and Related Stockholder Matters.”

(5)	Reflects the voting rights of the common stock and Convertible Preferred Stock, each of which carries one vote per share.

(6)	Mr. O’Hare, the Company’s founder, passed away on or about November 13, 2006.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

The Company's Bylaws currently provide for a Board of Directors of not less than one (1) nor more than five (5) members. The Company's Board currently has two (2) members. The Company's management recommends the two (2) Directors listed below. Each of the nominees has indicated his willingness to serve if re-elected. At the Annual Meeting, shares represented by the accompanying Proxy will be voted for the election of the two (2) nominees recommended by the Company's management unless the Proxy is marked in such a manner as to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a Director.  A third board seat will remain open as no individual has agreed to be nominated for, nor serve in that position.  This election will be solely for the two board seats for which there are nominees and votes will only apply to these two seats.

The term of office of each person elected as a Director will continue for one year or until his successor has been duly elected and qualified.

The following table indicates the name of each nominee/director, and certain information regarding each nominee, including their age, principal occupation or employment, and the year in which each nominee first became a Director of the Company, if such person has previously served on the Company's Board of Directors.

Name	Position	Director Since	Age
Michael W. Brennan	Chief Executive Officer, President, Director	2006	68
Victor A. Hollander	Chief Financial Officer, Director	2006	78

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of directors.  We have not compensated our directors for service on the Board of Directors or any committee thereof, but directors are reimbursed for expenses incurred for attendance at meetings of the Board and any committee thereof.  Executive officers are appointed annually by the Board and each executive officer serves at the discretion of the Board. The Executive Committee of the Board of Directors, to the extent permitted under California  law,  exercises  all of the  power  and  authority  of the  Board in the management of the business and affairs of Lucas Energy  between  meetings of the Board.

The business experience of each of the persons listed above during the past five years is as follows:

Michael W. Brennan, 68, was named to the Board of Directors and appointed Chief Executive Officer on August 2, 2006. Mr. Brennan has spent over twenty-five years within the computer industry and participated in the founding of four companies that successfully became publicly held corporations through IPOs on Nasdaq; three in the U.S.; Computer Automation (CAI), Symmetricom, Inc. (originally, DATUM) (SYMM), and Interscience (INTR) and one on the London International Stock Exchange (Optim, PLC). Additionally, Mr. Brennan was a founder of Color Imaging, Inc. (CIMG), took the company public and served as Chairman and CEO since 2000.  Mr. Brennan has a B.S. degree in electrical engineering from the University of Southern California and an MBA from Pepperdine University.  His only directorship of any public company in the preceding 5-year period is that of the Company, Micro Imaging Technology, Inc.

Victor A. Hollander, 78, was named to the Board of Directors on August 2, 2006 and as Chief Financial Officer on November 1, 2008.  Mr. Hollander was licensed to practice public accounting in California in 1958. In 1965, he established and was the partner in charge of the Los Angeles office of a large New York certified public accounting firm where he specialized in audit and securities matters. In 1978, he left the firm and ultimately formed the accounting firm of Hollander, Gilbert & Co., and in February 2001, this firm was merged with the Los Angeles accounting firm Good Swartz Brown & Berns, LLP. Mr. Hollander has been with an East Coast accounting firm since 2002, as Managing Director of the West Coast Group. Mr. Hollander retired from the firm in January 2007 and currently performs SEC consulting services.  Mr. Hollander, during his professional career, has been active in local, state and national professional activities. He has served on various Los Angeles Chapter, California Society of Certified Public Accountants and American Institute of Certified Public Accountants securities, ethics, accounting and auditing committees. Mr. Hollander specializes in securities, mergers and acquisitions.   His only directorship of any public company in the preceding 5-year period is that of the Company, Micro Imaging Technology, Inc.

Neither of these individuals have been involved in any legal or administrative proceedings in the past ten (10) years that have any relationship to or impact on their character or ability, as defined by Rule 401.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION INCREASING ITS TOTAL NUMBER OF AUTHORIZED SHARES TO 2,500,000,000

The Company's total number of authorized shares as of the date of this statement is 500,000,000, all of which are designated as Common Stock. If all shares of Common Stock which have been reserved for issuance for various acquisitions and financing arrangements are issued, the Company will have a total of slightly less than 500,000,000 shares of Common Stock issued and outstanding. This may prevent the Company from pursuing further acquisition and financing arrangements. The Board of Directors, therefore, proposes an increase to the number of authorized shares of common stock from 500,000,000 to 2,500,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to provide the Company with adequate flexibility in the future. The Company is contemplating the advisability of acquiring other companies or rights to properties or strategic alliances with third parties (each a "Strategic Transaction"). In connection with these contemplated acquisitions, the Company may wish to use shares of Common Stock to raise sufficient funding for, or as all or part of the consideration required to effect any Strategic Transaction. The Board believes that the proposed increase in its number of authorized shares of Common Stock desirable to maintain the Company's flexibility in its ability to raise additional capital and in choosing the form of consideration to be used to fund a potential Strategic Transaction. The Board of Directors will make the determination for future issuance of authorized shares of Common Stock, and such determinations will not require further action by the shareholders, unless required by law, regulation or stock market rule. While the Company, from time to time, considers potential Strategic Transactions that may require the issuance of shares of Common Stock and has had preliminary discussions with third parties regarding potential Strategic Transactions, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in any such Strategic Transaction. There can be no assurance that any such preliminary discussions will result in any Strategic Transaction.

                The Board also believes that the advisability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's shareholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations the issuance of additional shares could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

                In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to shareholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

                Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.

                Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of shareholders.

                The Board of Directors did not propose this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF PROPOSED AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION INCREASING THE TOTAL NUMBER OF SHARES OF AUTHORIZED STOCK TO 2,500,000,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers and directors, and stockholders owning more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange and are required by SEC regulations to furnish us with copies of all forms they file pursuant to these requirements. The following table provides information regarding any of the reports which were filed late during the fiscal year ended October 31, 2010:

Name of Reporting Person	Type of Report Filed Late	No. of Transactions Reported Late
Michael W. Brennan	Form 4 – Statement of Changes in Beneficial Ownership	11
Ralph W. Emerson	Form 4 – Statement of Changes in Beneficial Ownership	1
Victor A. Hollander	Form 4 – Statement of Changes in Beneficial Ownership	2

Executive Compensation

The members of the Board of Directors oversee compensation and benefits, i.e., option and warrant grants, to employees and service providers.

Michael Brennan, who joined the Company in August 2006 as Chief Executive Officer, is being compensated at the rate provided in his employment arrangement described below under “Employment Agreements.”

The following table sets forth summary information regarding compensation paid for the years ended October 31, 2010, 2009, and 2008 to the officers of the Company.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael Brennan/CEO (2)	2010	201,325	-	-	1,713	-	-	275,000	478,038
	2009	220,123	-	-	14,772	-	-	383,213	618,108
	2008	190,350	-	-	102,341	-	-	185,000	477,691
Victor Hollander/CFO(3)	2010	120,000	-	-	-	-	-	260,000	380,000
	2009	120,000	-	-	-	-	-	200,625	320,625

(1)	We are not required to report the value of personal benefits unless the aggregate dollar value was at least 10 percent of the executive officer’s salary and bonus or $50,000.

(2)

Mr. Brennan was named Chief Executive Officer on August 2, 2006.  He receives a cash salary and 50,000 shares of common stock per month.  From August 2006 through October 31, 2008, Mr. Brennan’s cash salary was $5,000 per month.  Commencing November 1, 2008, his cash salary was increased to $15,000 per month.  For the fiscal years ended October 31, 2008 and 2009, Mr. Brennan’s cash compensation amounted to $60,000 and $180,000, respectively.  Mr. Brennan received shares of 600,000 shares of common stock in fiscal 2008 and 2009 valued at $130,250 and $36,873, respectively.  In fiscal 2010, Mr. Brennan’s compensation amounted to $180,000 in cash and 600,000 of common stock valued at $21,325.  Mr. Brennan was also granted two–year options to purchase 100,000 shares of common stock at an exercise price of $0.30 per share in fiscal years  2008, 2009 and 2010.  Mr. Brennan also received 100,000 shares of the common stock of the Company’s Nevada subsidiary, Micro Imaging Technology, valued at $100, during the fiscal years ended October 31, 2007 and 2008.

On March 3, 2008, Mr. Brennan received 500,000 shares of common stock, valued at $135,000 ($0.27 per share) for consulting services rendered and on October 2, 2008, the Company issued Mr. Brennan 1,000,000 shares of common stock valued at $50,000, or $0.05 per share, for additional consulting services rendered.

Between February and July 2009, Mr. Brennan received a total of 5,500,000 shares of common stock for additional consulting services rendered at prices ranging from $0.015 to $0.154 per shares, for  an aggregate value of $383,213.

Mr. Brennan received 5,000,000 shares of common stock valued at $195,000, or $0.039 per share, for additional consulting services on July 12, 2010.  On October 29, 2010, he received an additional 6,000,000 shares of common stock value at $78,000, or $0.013 per share.

(3)	Mr. Hollander was named Chief Financial Officer effective November 1, 2008. He receives a monthly accrued salary of $10,000.

On February 5, 2009 and July 16, 2009, Mr. Hollander received 3,000,000 shares of common stock at $0.01538 per share and 1,000,000 shares of common stock at $0.1545 per share, respectively, for additional financial consulting services rendered.  The aggregate fair market value of these issuances was $46,125 and $154,500, respectively.

On July 12, 2010 and October 29, 2010, Mr. Hollander received 5,000,000 shares of common stock at $0.039 per share and 5,000,000 shares of common stock at $0.013 per share, respectively, for additional consulting services rendered.  The fair market value of these issuances was $195,000 and $65,000, respectively.

Compensation Committee Interlocks and Insider Participation

Compensation of executive officers is determined by the Board of Directors.

Michael W. Brennan

Effective August 2, 2006, we entered into a five-year employment arrangement with Michael W. Brennan when he became the Chief Executive Officer of the Company. The arrangement provides for the following:

•

Compensation of $10,000 per month, payable $5,000 in cash and $5,000 in the Company’s common stock (value of stock at $0.10 per share), issuable as each month of service occurs, for a period of five years.  The annual valuation of this compensation is $60,000 in cash and 600,000 restricted common shares.  Between September 1, 2007 and December 31, 2007, Mr. Brennan also received 50,000 shares each month of the common stock of the Company’s Nevada subsidiary, Micro Imaging Technology.  As of November 1, 2008, Mr. Brennan’s cash salary increased to $15,000 per month.

•

For each year of service, Mr. Brennan is granted two-year warrants to purchase 100,000 shares of restricted common stock at an exercise price of $0.30 per share.  Such warrants vest in their entirety at the conclusion of each year of service.

Compensation of Directors

In October 2006, the Board of Directors authorized following compensation outlined below.  Mr. Hollander was named Chief Financial Officer of the Company and, as of November 1, 2008, no longer receives the compensation authorized for outside members.

•

that Victor A. Hollander and Ralph W. Emerson and all other outside individuals appointed to the Board of Directors initially be issued 100,000 shares of the Company’s common stock and those shares will be registered, at the Company’s convenience, through an S-8 Registration Statement with the Securities and Exchange Commission.

•	that all outside members of the Board of Directors receive an option to purchase 100,000 shares of the Company’s common stock on the annual anniversary date of their service to the Board.

•

that each outside Board member shall be paid $1,000 for attendance to each Board of Directors meeting and $500 for participating in telephonic Board Meetings. Additionally, all expenses related to serving as a member of the Board of Directors must be approved in advance by the Chairman of the Board and will be reimbursed by the Company.

•

that the outside Board member appointed to and serving as the Chairman of the Finance Committee, Victor A. Hollander, will receive an additional annual compensation of $24,000.  Note that as of November 1, 2008, when Mr. Hollander was named Chief Financial Officer, the Finance Committee was dissolved.

•	that the outside Board member appointed to and serving as the Chairman of the Science Advisory Committee, Ralph W. Emerson, will receive an additional annual compensation of $18,000.

Director Compensation Table

Director	Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Ralph W. Emerson	$18,000	—	$1,905	—	—	—	$19,905

(1)	Represents annual fees for committee chairmanship plus all meeting attendance fees earned by non-employee directors in fiscal 2010.

(2)

The amounts shown are the aggregate grant date fair value related to the grants of options to non-employee directors in 2010.  All options granted to directors vest in full on the grant date.  Consequently, there are no unvested option awards granted to non-employee directors as of October 31, 2010.

Equity Compensation Plans

1999 Stock Option Plan

In May 1999, the Company adopted the 1999 Stock Option Plan (the “Plan”). Under the Plan, incentive and non-qualified stock options for 1,000,000 shares of common stock may be issued. Incentive stock options may be issued to any employee of the Company; are exercisable in installments as determined by the Board of Directors or the Compensation and Benefits Committee; and may be granted for not more than ten years (five years in the case of any employee who owns or is considered to own more than 10% of the common stock). Incentive stock options may not be exercisable for less than 100% of the fair market value of the common stock on the date of grant (110% of fair market value in the case of a more than 10% shareholder). Non-qualified stock options may be granted to employees, directors, consultants and advisors of the Company. Non-qualified stock options may not be granted for more than ten years, are exercisable in installments as determined by the Board or Compensation and Benefits Committee, and may not be exercisable for less than 100% of the fair market value of the common stock on the date of grant.  In September 2008, the Company granted 140,000 options to purchase common stock at $0.10 per share to a key employee and as of October 31, 2010, the total number of shares authorized under the 1999 Stock Option Plan, 1,000,000, has been issued at exercise prices ranging from $0.10 to $0.94 per share.

2008 Employee Benefit Plan

Effective December 3, 2007, the Company adopted the Micro Imaging Technology 2008 Employee Benefit Plan.  Under the Plan, the Company can grant up to three (3) million shares of common stock or options to purchase common stock to eligible employees, directors, officers, consultants, or advisors of the Company.  Eligibility is determined by the Board of Directors.  During 2007, a total of 2 million shares of common stock were granted under the plan to Michael Brennan and Victor Hollander in lieu of payment for consulting services rendered.  An additional one (1) million shares were issued under this Plan in March 2008 to Messrs. Brennan and Hollander.  As of October 31, 2010, the total number of shares authorized under the Plan has been issued.

2008 Employee Incentive Stock Program

In May 2008, the Company adopted the 2008 Employee Incentive Stock Program, authorizing the Company to grant up to three (3) million shares of common stock or options to purchase common stock to eligible employees, directors, officers, consultants, or advisors to the Company.  Eligibility is determined by the Board of Directors.  On May 1, 2008, the Board authorized the issuance of a total of 584,472 shares of common stock under the Plan to various individuals, including officers and directors, in exchange for the cancellation of loans and interest as well as fees and expenses due them from the Company.  On June 12, 2009, the Board granted a consultant to the Company two (2) million shares of common stock for consulting services.    In November 2009, 50,000 shares were issued to the Company’s legal counsel in partial payment for services rendered.  As of October 31, 2010, there were 365,538 shares or options available for issuance remaining under the 2008 Employee Incentive Stock Program.

2009 Employee Benefit Plan

In October 2008, the Company adopted the 2009 Employee Benefit Plan, authorizing the Company to grant up to four (4) million shares of common stock or options to purchase common stock to eligible employees, directors, officers, consultants, or advisors to the Company.  Eligibility is determined by the Board of Directors.  During fiscal 2009, the Board authorized the issuance of a total of 2,250,000 shares of common stock under the Plan to various individuals, including 2,000,000 shares to officers and directors, in lieu of payment for services rendered.  An additional 500,000 shares were issued to Michael Brennan on May 1, 2009 for additional management services rendered.   During November 2009, the balance of 1,250,000 shares were issued to the Company’s legal firms for services rendered.  No shares or options remain available for issuance under the 2009 Employee Benefit Plan.

2010 Employee Benefit Plan

In January 2010, the Company adopted the 2010 Employee Benefit Plan, authorizing the Company to grant up to twelve (12) million shares of common stock or options to purchase common stock to eligible employees, directors, officers, consultants, or advisors to the Company.  As with all other plans adopted by the Company, eligibility is determined by the Board of Directors.  During fiscal 2010, the Board of Directors authorized the issuance of all 12,000,000 shares of common stock under this Plan to a various consultants for services rendered.

2011 Employee Benefit Plan

Effective November 1, 2010, the Board of Directors authorized the formation of the 2011 Employee Benefit Plan under which up to 17 million shares of common stock or options to purchase common stock is issuable to eligible employees, directors, officers, consultants, or advisors to the Company.  Eligibility is determined by the Board of Directors.   No awards have been granted under the Plan as of the date of this report.

Other Options

On February 8, 2010, the Company granted two-year warrants to purchase 500,000 shares of common stock at $0.03 per share as partial consideration for a $30,000 loan by a non-affiliate.

In August 2009, the Company issued options to purchase 100,000 shares of common stock to Chief Executive Officer and Director, Michael Brennan, in connection with this annual compensation arrangement.  The options are exercisable for two (2) years at an exercise price of $0.30 per share.

Also in August 2009, the Company also issued options to purchase 100,000 shares of common Stock to Ralph W. Emerson, Director, for his annual service as Chairman of the Company’s Science Advisory Board.  The options are exercisable at $0.15 per share and expire on August 3, 2011.

On October 28, 2010, the Company issued 4,000,000 warrants to purchase 4,000,000 shares of common stock to two consultants.  The warrants are exercisable at $0.011 per share and expire on October 28, 2012.

See PART II, Item 5, “Market for Registrant’s Common Equity and Related Stockholder Matters.”

All options are non-transferable except by will or the laws of descent and distribution and terminate six months after death or termination of employment due to permanent disability and three months after employment terminates for any other reason.

The following table sets forth summary information regarding the outstanding equity awards held by the Company’s named executive officers and directors at October 31, 2010:

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested

Michael W. Brennan	100,000	—	$0.30	08/03/11	—	—
	100,000	—	$0.10	09/18/11	—	—
	100,000	—	$0.30	08/03/12	—	—

Ralph W. Emerson	100,000	—	$0.15	08/03/11	—	—
	100,000	—	$0.024	08/03/12	—	—

Victor A. Hollander	500,000	—	$0.10	09/18/11	—	—

Security Ownership of Certain Beneficial Owners and Management.

PRINCIPAL SHAREHOLDERS

The following table sets forth information as of January 7, 2011 with respect to the common stock and Convertible Preferred Stock owned by the only persons known by us to own beneficially 5% or more of any of these classes of stock, by each director and by all directors and officers as a group.

Name **	Common Stock (1)(2)	% of Class	Convertible Preferred Stock(3)	% of Class	% of Voting Power (4)
Michael W. Brennan 970 Calle Amanecer, Suite F San Clemente, CA 92673	24,648,600	12.0%	—	—	11.9%
Ralph W. Emerson	413,333	*	—	—	*
Anthony M. Frank 320 Meadowood Court Pleasant Hill, CA 94523	58,035,586	28.3%	—	—	28.0%
Victor A. Hollander 9601Wilshire Blvd., Suite M-200 Beverly Hills, CA 90210	20,636,436	10.1%	—	—	10.0%
Estate of Harry M. O’Hare, Sr. (5) 1000 El Centro S. Pasadena, CA 91030	86,483	*	931,629	35.8%	*
All officers and directors as a group (3 persons)	45,698,369	22.3%	—	—	22.0%

*	Less than 1%

**	Includes address of five percent or more shareholders of any class.

(1)

Includes 83,983 shares of common stock issued upon conversion of Class B common stock held by founder, Harry M. O’Hare, who passed away in November 2006.  Pursuant to the restrictions imposed on the Class B common stock by the California Corporation Commission prior to the Company’s initial public offering in 1987, upon the death of Mr. O’Hare, the Class B common stock automatically converts into share of common stock on a share-for-share basis.

(2)

Includes currently exercisable warrants or options to purchase an aggregate of 1,900,000 shares of the Company’s common stock held by the officers and directors referred to in the above table. See also Item 11 - “Executive Compensation – Equity Compensation Plans.”

(4)

The Convertible Preferred Stock was convertible into common stock only if specified earnings or market prices of the common stock were achieved prior to October 31, 1990. The specified earnings and market prices were not achieved and as of January 31, 1991, we were required to redeem these shares at $0.01 per share as of the fiscal year ended October 31, 1999.  See Part II - Item 5 - “Market for Registrant’s Common Equity and Related Stockholder Matters.”

(5)	Reflects the voting rights of the common stock and Convertible Preferred Stock, each of which carries one vote per share.

(5)	Mr. O’Hare, the Company’s founder, passed away on or about November 13, 2006.

Certain Relationships and Related Transactions.

Mr. Michael W. Brennan

Between May 8 and June 10, 2009, Mr. Brennan loaned the Company a total of $95,000 at 6% per annum, payable on demand.  In February 2010, Mr. Brennan assigned $25,000 of such loans to an unaffiliated third party.  Consequently, there remains a total of $70,000 in principal loans due Mr. Brennan by the Company.

On April 9, 2010, Mr. Brennan converted $90,000 in accrued fees into a convertible loan similar to those offered by the Company to other accredited investors.  The loan is convertible, at the option of the lender, into common stock at a 20% discount to fair market value or $0.10 per share, whichever is greater.  The loan matures in 12 months and bears interest at 6% per annum.  As additional consideration for the loan, the lender (in this case, Mr. Brennan) received 1,800,000 shares of restricted common stock the number of which was determined by dividing the principal amount of the loan by the greater of $0.05 per share or the fair market value on the loan date.

Between November 1, 2009 and October 31, 2010, in addition to his cash compensation of $15,000 per month, Mr. Brennan received a total of 600,000 shares of common stock for services rendered pursuant to his employment arrangement.

Between July and October 2010, Mr. Brennan was issued a total of 11,000,000 shares of common stock for additional services rendered.

Mr. Brennan received the following option grants during fiscal 2010:

GRANT DATE	NUMBER GRANTED	EXERCISE PRICE	FAIR MARKET VALUE	REASON GRANTED
08/03/10	100,000	$0.30	$1,713	Per consulting arrangement

Mr. Anthony M. Frank

On March 16, 2009, Mr. Frank purchased a $75,000 convertible debenture which matures on the 3rd anniversary of the purchase date.  The debenture may be converted at any time into common stock at 80% of the lowest closing bid  price per share for the 20 trading days immediately preceding the conversion date.  Interest accrues at 10% per annum and is payable at maturity or upon redemption or conversion.  The Company may redeem the note:  1) If before 6 months at 120% of principal value, plus interest; or 2) If after 6 months, at 131% of principal plus interest.  The Company paid no finder’s fee or commission with regard to Mr. Frank's purchase.

On September 23, 2009, Mr. Frank loaned the Company the sum of $64,000 at 6% annual interest.  The loan matured on March 23, 2009 and the Company is currently negotiating an extension with Mr. Frank.

On March 18, 2010, Mr. Frank made a loan of $20,000 to the Company.  The loan is convertible, at the option of the lender, into common stock at a 20% discount to fair market value or $0.10 per share, whichever is greater.  The loan matures in 12 months and bears interest at 6% per annum.  As additional consideration for the loan, Mr. Frank received 400,000 shares of restricted common stock the number of which was determined by dividing the principal amount of the loan by the greater of $0.05 per share or the fair market value on the loan date.

On July 15, 2010, Mr. Frank loaned the Company an additional $30,000 at 6% annual interest.  The loan matured on October 15, 2010 and the Company is currently negotiating an extension.

Mr. Victor A. Hollander

Mr. Hollander was named Chief Financial Officer as of November 1, 2008 and receives $10,000 per month for his service.  As of October 31, 2010, the Company owed Mr. Hollander a total of $77,543 in accrued monthly fees and expenses.

On April 9, 2010, Mr. Hollander converted $160,000 in accrued fees into a convertible loan similar to those offered by the Company to other accredited investors.  The loan is convertible, at the option of the lender, into common stock at a 20% discount to fair market value or $0.10 per share, whichever is greater.  The loan matures in 12 months and bears interest at 6% per annum.  As additional consideration for the loan, Mr. Hollander received 3,200,000 shares of restricted common stock the number of which was determined by dividing the principal amount of the loan by the greater of $0.05 per share or the fair market value on the loan date.

Mr. Hollander was issued 5,000,000 shares of common stock on July 12, 2010 and on October 29, 2010 for additional services rendered.

Miscellaneous

The Board of Directors has adopted a policy that no transaction between us and any officer, director, employee or members of their family shall be entered into without the full disclosure of the transaction to and the approval of the transaction by the non-interested members of the Board of Directors. Furthermore, except for routine supply and sales agreement, no agreements will be entered into regarding royalties, distributorships, supply agreements, sales agreements, the borrowing of money or the sale or granting of securities or options or the leasing or buying of property by us, or any other type of contract over three months or $50,000 without the approval of the Board of Directors.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2011 Annual Meeting of shareholders of the Company must be submitted to the Company in accord with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on September 10, 2011, together with written notice of the shareholder's intention to present a proposal for action at the 2011 Annual Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the 2011Annual Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Annual meeting. If any other matters properly come before the Annual Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                                              By Order of the Board of Directors

                                                                              /s/ Michael Brennan

                                                                              Michael Brennan

                                                                              President

San Clemente, California

September __, 2011

PROXY

Micro Imaging Technology, Inc.
970 Calle Amanecer, Suite F
San Clemente, California 92673

PROXY FOR 2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 17, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of MICRO IMAGING TECHNOLOGY, INC., a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated ________, 2011, and revoking all prior proxies, hereby appoints Michael W. Brennan,  as proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2011 Annual Meeting of Shareholders of MICRO IMAGING TECHNOLOGY, INC., to be held on September 3o, 2011 at 10:00 a.m. local time, at 970 Calle Amanecer, Suite F, San Clemente, CA 92673 and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINATED DIRECTORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1.   To elect the following nominees for Director, and as Chairs of their respective Committee as noted above (except as marked below):

         NOMINEES: Michael W. Brennan and Victor A. Hollander

                  [ ] For All Nominees [ ] Withhold All [ ] For All Except

          To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

           ___________________________ ___________________________

2.                  To approve an amendment to the Company’s Articles of Incorporation increasing the Company’s total number of authorized shares to 2,500,000,000.

[  ]   Approve              [   ] Decline to Approve

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

 PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________